                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                                 July 14, 1995




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS

          Information contained in the news release issued by PacifiCorp and its 87% owned subsidiary, Pacific Telecom, Inc. ("Pacific Telecom"), on
July 14, 1995 regarding certain developments in connection with PacifiCorp Holdings, Inc.'s proposed acquisition of the minority interest of Pacific Telecom is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          c)   Exhibit

               99. PacifiCorp and Pacific Telecom news release issued July 14, 1995.



                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: DANIEL L. SPALDING
                                            _________________________________
                                            Daniel L. Spalding
                                            Senior Vice President

Date:  July 18, 1995